VANGUARD WINDSOR(TM) FUND

April 30, 2000

semiannual
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

HAVE THE PRINCIPLES OF INVESTING CHANGED?

     In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.
     We don't think so.
     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.
     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.
     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.
     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.
     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
o Diversify your investments with holdings in stocks, bonds, and cash investments.
Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
o Capture as much of the market's return as possible by minimizing costs and taxes.
Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

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CONTENTS
Report From The Chairman .......... 1     Fund Profile ...................... 8
The Markets In Perspective ........ 4     Performance Summary ...............10
Adviser's Report .................. 6     Financial Statements ..............11
--------------------------------------------------------------------------------

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

 Frank Russell Company is
the owner of trademarks and copyrights relating to the Russell Indexes.

"Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

The stock market displayed a split personality during the six months ended April 30, 2000, the first half of Vanguard Windsor Fund's fiscal year. For the first four months, the market enthusiastically embraced technology-related stocks and shunned value stocks. Then a 180-degree turn enabled Windsor Fund to erase a decline of about 10% from November through February and to gain 2.6% for the full period.
     The table at right shows the half-year results for Windsor Fund, the average multi-cap value fund, and two unmanaged benchmarks: the Russell 1000 Value Index (the value stocks within the 1,000 largest U.S. stocks) and the large-capitalization Standard & Poor's 500 Index, which includes both growth and value stocks.
                             ---------------------------------------------------
                                                                 TOTAL RETURNS
                                                               SIX MONTHS ENDED
                                                                APRIL 30, 2000
                             ---------------------------------------------------
                             Vanguard Windsor Fund                   2.6%
                             ---------------------------------------------------
                             Average Multi-Cap Value Fund*           3.9%
                             ---------------------------------------------------
                             Russell 1000 Value Index               -1.0%
                             ---------------------------------------------------
                             S&P 500 Index                           7.2%
                             ---------------------------------------------------
                             *Derived from data provided by Lipper Inc.

     Windsor Fund's total return (capital change plus reinvested dividends) is based on a decrease in net asset value from $16.91 per share on October 31, 1999, to $15.25 per share on April 30, 2000. The return is adjusted for a $0.16 per share dividend from net investment income and a $1.90 per share distribution from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. economy displayed remarkable vigor during the six months. Its staying power was impressive, too: April marked the 109th month of uninterrupted expansion--more than nine years without a recession. Preliminary estimates for the first quarter of 2000 indicated that the economy was growing at a 5.4% annual rate, a strong follow-up to the previous quarter's astounding 7.3% rate.
     A growing economy creates a good climate for stocks, and corporate profits posted robust gains. The overall stock market, as measured by the Wilshire 5000 Total Market Index, rose 9.7% for the half-year. However, concerns about inflation and the high valuations of many tech stocks led to frequent and significant day-to-day swings in the market. The volatility was especially evident among small-cap and technology issues. The small-cap Russell 2000 Index, for example, saw a 35.2% gain from October 31 through February 29 followed by a -12.2% return in March and April, resulting in a half-year return of 18.7%.

                 ---------------------------------------------------------------
                                                     TOTAL RETURNS
                                        ----------------------------------------
                                          OCT. 31, 1999,        FEB. 29, 2000,
                 STOCK INDEX             TO FEB. 29, 2000      TO APR. 30, 2000
                 ---------------------------------------------------------------
                 Russell 1000 Growth           16.3%                 2.1%
                 Russell 1000 Value           -10.7                 10.9
                 ---------------------------------------------------------------
                 Russell 2000 Growth           58.8%               -19.5%
                 Russell 2000 Value             7.1                  1.1
                 ---------------------------------------------------------------
                 MSCI EAFE Growth              18.9%                -4.8%
                 MSCI EAFE Value               -1.4                  2.0
                 ---------------------------------------------------------------
                 Nasdaq Composite              58.8%               -17.7%
                 ---------------------------------------------------------------

The table above shows the striking shift in leadership from growth stocks in the first four months of the period to value stocks in the final two. The pattern was evident overseas, too, as indicated by results for the growth and value segments of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of international stocks.
     The bull market in stocks continued despite three quarter-point (0.25%) increases in short-term interest rates by the Federal Reserve Board, which boosted its target federal-funds rate from 5.25% to 6.0%. The yield on Treasury bills responded by climbing 74 basis points (0.74 percentage point) to 5.83% as of April 30. However, long-term interest rates went the other way. The yield of the benchmark 30-year Treasury bond fell 20 basis points, on balance, ending the half-year at 5.96%. The yield for the 10-year Treasury note rose 19 basis points during the period, to 6.21%, and the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, recorded a 1.4% total return.

PERFORMANCE OVERVIEW

Thanks to its comeback in March and April, Windsor Fund achieved a 2.6% return for the six months ended April 30. The fund outperformed the Russell 1000 Value Index--a good yardstick for large- and mid-cap value stocks--by 3.6 percentage points during the half-year. However, Windsor's return was behind the 3.9% gain recorded by the average multi-cap value fund and the 7.2% return of the S&P 500 Index.
     One sector--technology--explained much of the fund's shortfall versus both the S&P 500 and the average peer fund. Windsor (and the Russell 1000 Value Index) had an average weighting of about 6% in tech stocks during the half-year, which was about one-half of the tech weighting for the average multi-cap value fund and less than one-quarter the tech holdings of the S&P 500 Index. Given the sector's gain of nearly 40% during the six months, a light weighting in tech stocks was a definite handicap.
     Another factor was the lagging performance of the financial-services sector, where Windsor Fund, like the Russell 1000 Value Index, held more than one-quarter of its assets--a heavier weighting than either the average peer fund or the S&P 500 Index. Financial stocks posted an average decline of about -7%, as investors anticipated that higher interest rates would crimp profits. Windsor's financial-services holdings did a bit worse, returning -11%.

--------------------------------------------------------------------------------
                                                     TOTAL ASSETS MANAGED
                                                     AS OF APRIL 30, 2000
                                            ------------------------------------
                                             $ MILLION            PERCENTAGE
--------------------------------------------------------------------------------
Wellington Management Company, LLP             $11,522                   74%
Sanford C. Bernstein & Co., Inc.                 3,643                   24
Cash Reserve*                                      330                    2
--------------------------------------------------------------------------------
Total                                          $15,495                  100%
--------------------------------------------------------------------------------
* This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser may also maintain a modest cash reserve.

     Elsewhere, however, our advisers generally added value versus the indexes with good stock selections in the consumer-discretionary, health-care, and materials & processing sectors. The table above presents the share of assets supervised by each adviser as of April 30.

IN SUMMARY

The spring turnabout in stocks, when downtrodden value issues suddenly rose and technology-dominated growth indexes plummeted, served as a vivid reminder of the stock market's short-term unpredictability and volatility.
     Such sudden shifts in market leadership are certain to occur now and then, but their timing and duration are extremely unpredictable. That is why we advocate diversification and a long-term orientation. Investors who maintain exposure to the major asset classes through balanced portfolios of well-diversified stock funds, bond funds, and money market funds have generally found it easier to maintain equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance--and then to stick with those plans over the long haul.

/S/
John J. Brennan
Chairman and Chief Executive Officer
May 12, 2000

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 2000

A surging economy, rising corporate profits, and enthusiasm for technology stocks carried broad stock market indexes higher during the volatile but generally rewarding six months ended April 30, 2000.
     Stocks rose despite a modest pickup in inflation and a rise in interest rates, both of which did some damage to bond prices. Through the first four months of the period, the stock market was dominated by optimism about the long-term outlook for technology, telecommunications, and media companies. But sentiment then shifted and the tech and telecom groups fell sharply, giving back some of the spectacular gains achieved over the previous year or so.
     For both bond and stock investors, uncertainty centered mainly on how the Federal Reserve Board would react to the surprising performance of the U.S. economy, which grew at a 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S. unemployment at a three-decade low of 3.9%, Fed policymakers grew increasingly concerned that inflation was bound to worsen. The Fed raised short-term interest rates by 0.25 percentage point three times during the six-month period. These boosts, following identical increases in June and August of 1999, took the Fed's target for short-term rates to 6.0%. Yet the economy continued to soar--including even the housing and automobile sectors, which often are the first to slow down in response to higher interest rates.

--------------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                                  PERIODS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------
                                                   6 MONTHS  1 YEAR   5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                       7.2%    10.1%    25.3%
  Russell 2000 Index                                 18.7     18.4     15.3
  Wilshire 5000 Index                                 9.7     12.2     23.9
  MSCI EAFE Index                                     6.8     14.2     10.7
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                         1.4%     1.3%     6.8%
  Lehman 10 Year Municipal Bond Index                 2.4     -0.3      6.1
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                         2.7      5.1      5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                                1.8%     3.0%     2.4%
--------------------------------------------------------------------------------
*Annualized.

     Inflation gauges provided ambiguous readings. The Consumer Price Index increased 1.8% and 3.0% for the 6- and 12-month periods ended April 30, but much of the acceleration in inflation was due to higher energy and food prices. The core inflation rate, which excludes those sectors, was up a less-ominous 2.2% over the year.

U.S. STOCK MARKETS

The technology sector, which accounts for about one-quarter of the stock market's total value, dominated the market during the half-year, despite suffering a sharp setback late in the period. Even after a -34% fall from March 10 through mid-April, the tech-heavy Nasdaq Composite Index registered a 30.8% return for the six months.
     The overall stock market, as measured by the Wilshire 5000 Total Market Index, gained 9.7%. There was a decided split in results from large- and small-capitalization stocks.

The large-cap S&P 500 Index returned 7.2%, while the rest of the U.S. stock market gained 19.2%.
     Top performers during the half-year were companies in computer software and hardware, semiconductors, Internet-related businesses, and wireless communications. Fully half of the 58 companies in the S&P 500's technology group gained more than 50%, and the average return for tech stocks exceeded 39%. A number of tech-related companies in the producer-durables sector also posted impressive gains, and the sector as a whole returned 32%. A return of 34% was achieved by the oil-drilling and services companies in the "other energy" category, which benefited from higher oil and gas prices. The worst-performing sector was consumer staples (-18%), a category that includes supermarket, food, beverage, and tobacco stocks. Next in line were financial-services companies (-7%), hurt by higher short-term interest rates, which tend to raise borrowing costs for banks and can lead to increased loan defaults.

U.S. BOND MARKETS

The Federal Reserve Board's three rate increases succeeded in elevating other short-term rates. For example, yields of 3-month U.S. Treasury bills rose during the half-year to 5.83%, an increase of 0.74 percentage point (74 basis points) that virtually matched the Fed's target. However, long-term rates didn't move nearly as far. The 10-year Treasury note rose just 19 basis points, to 6.21%, as of April 30. And yields actually fell a bit for very long-term Treasury bonds, a result of shrinking supply. Because of the federal government's budget surplus, the U.S. Treasury decided to reduce issuance of new bonds and to buy back some of its existing long-term bonds. As investors reacted, the yield of the 30-year Treasury declined 20 basis points--from 6.16% to 5.96%--during the half-year.
     The result of higher short-term rates and relatively stable long-term rates was an unusual inversion in the Treasury yield curve. Instead of the usual upward-sloping curve--which shows yields increasing in tandem with maturities--there was a pronounced drop-off. As of April 30, the yield of 30-year Treasuries was two-thirds of a percentage point below the 6.62% yield on 3-year Treasury notes.
     A similar pattern emerged outside the Treasury market, although long-term yields remained above yields for short-term corporate, municipal, and mortgage-backed securities. The overall bond market, as measured by the Lehman Aggregate Bond Index, provided a 1.4% return, as an average price decline of -2.0% offset most of a 3.4% income return.

INTERNATIONAL STOCK MARKETS

Despite declines in March and April, stock markets in Europe, Asia, and many emerging markets produced strong half-year gains as investors responded to improving global economic growth and a rise in corporate merger-and-acquisition activity. However, many of the gains were slashed for U.S. investors as the dollar gained strength against most other currencies. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)
     In U.S.-dollar terms, the overall return from developed foreign markets was a very solid 6.8%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index. However, in local currencies, the EAFE Index return was 16.4%.
     In Europe, an average 21.1% gain in local-currency terms was reduced to 8.4% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned 3.6% in dollars, less than half the 7.5% gain in local currencies. The Select Emerging Markets Free Index returned 12.3% in U.S. dollars, with the biggest gains in Turkey (+148%), Russia (+123%), and Israel (+50%).

ADVISER'S REPORT

Until recently, the stock market had been narrowly focused on technology stocks. From mid-1999 through April 2000, tech stocks, which constitute about 30% of the S&P 500 Index, returned 46%, while the remainder of the market declined about 3%. Such narrowness is symptomatic of a market that is anxious and uncertain. In this instance, the uncertainty concerns Federal Reserve Board policy. How much will policymakers raise the federal funds rate, beyond the five quarter-percentage-point increases so far, to achieve their objectives of slowing the economy and keeping inflation in check? And will we wind up in a recession as a result of this process?
     Narrow markets often culminate in valuation extremes, and that happened again this time. At their peak in March, technology stocks were clearly overvalued, at 63 to 64 times estimates of this year's earnings. Even after declining some 20% through April 30, they are still too high--at over 50 times earnings--in relation to the 11% growth rate of information technology, broadly defined. Further, we see a deceleration in growth rates for some important technology subsectors in 2001, e.g., semiconductor shipments, PC sales, and cellular telephone sales. Deceleration in growth is a traditional sell signal for technology investors.
     Non-technology stocks--which, of course, include most of the value stocks that are Windsor's staple fare--bottomed in late February and have had a strong recovery since then, both absolutely and relative to the market. Financials, retailers, and industrial cyclicals have all enjoyed pops of 15% to 20% or more from their lows. In part, this rebound is due to their having been oversold in late February. Also, there has been some rotation of money out of technology stocks into these stocks. And it may be that--Fed or no Fed--the market is becoming less diffident about the sustainability of U.S. economic growth.
     We think the odds favor the Fed being successful--as it was in 1994--in slowing the economy to a more sustainable 4% real growth rate from the 6% pace that we have seen over the last three quarters. The Fed's task is made easier by the lack of inventory buildups or other imbalances in the economy at present and by the fact that labor productivity continues to increase very strongly at an annualized rate of about 3.5%. Wage pressures are building, but will probably settle out at 4%-5%. With sustainable productivity growth on the order of 3%, this should keep the increase in unit-labor costs--which has been running at only about 0.5% year over year--to about 2%. That, in turn, should help keep core inflation--now 2.2% year over year, as measured by the Consumer Price Index--at 2.5%-3%. Inflation is restrained by the brutal competition that we see in one end market after another, especially in the growing number of markets that are globalizing. If all this plays out reasonably according to the script and the economy continues on a sustainable growth track, we should see--especially once an end is in sight to the Fed's rate increases--a broader stock market than we've experienced since mid-1999. It is in such broad markets that value stocks in general, and Windsor in particular, typically shine.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The fund may concentrate a large portion of assets in those securities or industries the advisers believe offer the best return potential.
--------------------------------------------------------------------------------

     If, instead, the United States winds up in a recession, common stocks in general will suffer for a period, though we believe technology stocks will suffer more than others because technology spending gets deferred during recessions. With technology stocks still selling at 50 times earnings at the end of April, and other sectors selling at a much less demanding 20 times, it is hard to see how technology stocks would not be hit harder in an economic downturn.
     We continue to forage for truly undervalued stocks. In the last six months, we made large additions, at opportunistic prices, to our holdings in Associates First Capital, TJX Companies, Pharmacia, and MCI WorldCom. Each of these four stocks is now among our ten largest holdings, and each has quite significant upside potential from current levels. Our overall approach remains consistent with that used by the Windsor Fund for more than three decades--an emphasis on low-P/E stocks; a willingness to concentrate the portfolio where we have the most conviction; price opportunism on the buy side and price discipline on the sell side; plus a dash of imagination and a constant eye on the always-changing world of business.
     We admire and understand the "new economy" as much as the next guy, and will give Windsor shareholders as much participation in it as possible. But we'll do so on our terms; i.e., the stocks have to be undervalued relative to their growth rate. Two recent examples of this approach were our purchases of Alcatel and Arrow Electronics, made mostly last year when the stocks were trading at low P/Es. We've doubled our money on these holdings. Our overall portfolio trades at about 15-16 times estimated 2000 earnings, a 35% discount to the market P/E. Yet our holdings offer about the same projected five-year earnings growth rate as the market. This combination of below-market price and at-market growth prospects is our value proposition. A closing of this P/E discount would result in significant appreciation potential for Windsor Fund shareholders.

Charles T. Freeman, Portfolio Manager

May 12, 2000

FUND PROFILE
WINDSOR FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------
                                 WINDSOR      S&P 500
--------------------------------------------------------
Number of Stocks                     176          500
Median Market Cap                  $8.1B       $87.5B
Price/Earnings Ratio               14.6x        26.8x
Price/Book Ratio                    2.2x         5.3x
Yield                               1.6%         1.2%
Return on Equity                   14.6%        24.1%
Earnings Growth Rate                9.9%        16.1%
Foreign Holdings                   10.7%         1.2%
Turnover Rate                       38%*           --
Expense Ratio                     0.31%*           --
Cash Reserves                       1.3%           --
*Annualized.

INVESTMENT FOCUS
--------------------------------------------------------
[GRID]
STYLE................VALUE
MARKET CAP...........MEDIUM

VOLATILITY MEASURES
--------------------------------------------------------
                                 WINDSOR      S&P 500
--------------------------------------------------------
R-Squared                           0.77         1.00
Beta                                1.09         1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
--------------------------------------------------------
AT&T Corp.                                  4.3%
Alcoa Inc.                                  4.0
Citigroup, Inc.                             4.0
Associates First Capital Corp.              3.2
Pharmacia Corp.                             2.8
Aventis SA                                  2.4
MCI WorldCom, Inc.                          2.4
TJX Cos., Inc.                              2.3
International Business
      Machines Corp.                        2.2
Washington Mutual, Inc.                     2.2
--------------------------------------------------------
Top Ten                                    29.8%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------
                         APRIL 30, 1999  APRIL 30, 2000
                        --------------------------------
                           WINDSOR     WINDSOR  S&P 500
                        --------------------------------
Auto & Transportation ..      4.1%        7.1%      2.1%
Consumer Discretionary .      2.6         6.9      12.3
Consumer Staples .......      0.0         1.0       5.3
Financial Services .....     28.8        23.3      13.5
Health Care ............      8.5        10.4       9.8
Integrated Oils ........      4.0         4.4       4.4
Other Energy ...........      9.4         8.4       1.8
Materials & Processing .     20.9        17.1       2.5
Producer Durables ......      6.8         3.1       4.2
Technology .............      4.3         6.1      27.8
Utilities ..............      6.7        11.5       9.6
Other ..................      3.9         0.7       6.7
--------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
WINDSOR FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1979-APRIL 30, 2000
--------------------------------------------------------------------------------
               WINDSOR FUND      S&P 500                WINDSOR FUND     S&P 500
FISCAL  CAPITAL  INCOME  TOTAL   TOTAL   FISCAL  CAPITAL  INCOME  TOTAL   TOTAL
YEAR    RETURN   RETURN  RETURN  RETURN  YEAR    RETURN   RETURN  RETURN  RETURN
--------------------------------------------------------------------------------
1980    17.2%    7.0%    24.2%   32.1%   1991    35.7%    9.0%      44.7%  33.5%
1981    11.1     6.9     18.0     0.6    1992     4.3     5.0        9.3   10.0
1982    14.2     7.0     21.2    16.3    1993    24.6     3.7       28.3   14.9
1983    25.3     7.3     32.6    27.8    1994     3.7     2.6        6.3    3.9
1984     9.6     6.9     16.5     6.3    1995    14.2     3.6       17.8   26.4
1985    16.6     6.7     23.3    19.4    1996    19.6     3.6       23.2   24.1
1986    22.8     6.5     29.3    33.2    1997    24.3     2.7       27.0   32.1
1987     2.7     1.9      4.6     6.4    1998    -2.0     1.2       -0.8   22.0
1988    18.9     8.1     27.0    14.8    1999    12.1     1.6       13.7   25.7
1989    11.9     5.2     17.1    26.4    2000*    1.7     0.9        2.6    7.2
1990   -31.8     3.9    -27.9    -7.5
--------------------------------------------------------------------------------
*Six months ended April 30, 2000.

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                                                             10 YEARS
                   INCEPTION                         ---------------------------
                     DATE        1 YEAR    5 YEARS    CAPITAL    INCOME   TOTAL
--------------------------------------------------------------------------------
Windsor Fund      10/23/1958      7.74%     15.68%     9.86%      3.46%   13.32%
--------------------------------------------------------------------------------
* SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
WINDSOR FUND                                        SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.5%)+
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (6.8%)
   Compagnie Generale des
   Etablissements Michelin
   Class B                                       6,000,586            199,584
   Eaton Corp.                                   2,015,900            169,336
   Canadian National
   Railway Co.                                   5,692,100            159,735
   Delta Air Lines, Inc.                         2,298,722            121,258
   Delphi Automotive
   Systems Corp.                                 2,937,059             56,171
o(1)America West Holdings Corp.
   Class B                                       3,484,500             50,961
   Burlington Northern
   Santa Fe Corp.                                1,949,000             47,020
   Southwest Airlines Co.                        2,113,400             45,834
   Union Pacific Corp.                           1,072,300             45,171
   Genuine Parts Co.                             1,486,500             39,021
   CSX Corp.                                     1,619,900             33,917
   Norfolk Southern Corp.                        1,923,600             33,903
   Ford Motor Co.                                  578,800             31,653
   Dana Corp.                                      886,200             26,918
                                                                 ---------------
                                                                    1,060,482
                                                                 ---------------
CONSUMER DISCRETIONARY (6.7%)
(1)TJX Cos., Inc.                               18,395,100            352,956
(1)Ross Stores, Inc.                             8,625,000            178,969
   May Department Stores Co.                     5,180,600            142,466
o(1)Republic Services, Inc.
   Class A                                       9,866,500            135,048
o  Jones Apparel Group, Inc.                     2,341,400             69,510
   Whirlpool Corp.                                 619,800             40,364
o  Federated Department
   Stores, Inc.                                  1,100,300             37,410
   Sears, Roebuck & Co.                            841,800             30,831
   VF Corp.                                        994,300             28,089
o  Saks Inc.                                     1,239,100             14,172
   Dillard's Inc.                                  616,900              8,598
                                                                 ---------------
                                                                    1,038,413
                                                                 ---------------
CONSUMER STAPLES (1.0%)
   Philip Morris Cos., Inc.                      2,502,900             54,751
   ConAgra, Inc.                                 2,395,800             45,221
   SuperValu Inc.                                  942,100             19,490
   Tyson Foods, Inc.                             1,812,600             18,919
   IBP, Inc.                                       736,500             12,152
                                                                 ---------------
                                                                      150,533
                                                                 ---------------
FINANCIAL SERVICES (22.5%)
   Citigroup, Inc.                              10,505,300            624,409
   Associates First Capital Corp.               22,028,700            488,762
   Washington Mutual, Inc.                      13,316,664            340,407
   CIGNA Corp.                                   4,046,300            322,692
(1)Golden West Financial Corp.                   8,995,800            306,982
(1)Dime Bancorp, Inc.                            7,771,300            145,712
   Bank of America Corp.                         2,313,500            113,361
   U.S. Bancorp                                  5,493,900            111,595
(1)Liberty Property Trust REIT                   3,378,800             83,625
   UnionBanCal Corp.                             2,949,800             81,673
   FleetBoston Financial Corp.                   2,009,530             71,213
   PartnerRe Ltd.                                1,860,500             68,373
   Bank One Corp.                                2,220,900             67,737
   TCF Financial Corp.                           2,704,100             63,208
   First Union Corp.                             1,944,300             61,975
   The Chubb Corp.                                 907,500             57,740
   Charter One Financial                         2,400,000             48,750
   Allstate Corp.                                2,025,200             47,845
   American International
   Group, Inc.                                     382,900             41,999

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
WINDSOR FUND                                        SHARES              (000)
--------------------------------------------------------------------------------
   KeyCorp                                       2,167,600             40,101
   MBIA, Inc.                                      803,800             39,738
   National City Corp.                           2,185,700             37,157
   American General Corp.                          637,000             35,672
   AMBAC Financial Group Inc.                      579,900             27,835
   Torchmark Corp.                               1,061,800             26,611
   Summit Bancorp                                  873,700             22,170
   Morgan Stanley
   Dean Witter & Co.                               276,000             21,183
(1)IPC Holdings Ltd.                             1,649,800             21,035
   Fannie Mae                                      344,600             20,784
   The Chase Manhattan Corp.                       197,800             14,254
   J.P. Morgan & Co., Inc.                          99,900             12,825
   Regions Financial Corp.                         509,450             10,412
   Old Republic International Corp.383,800                              5,469
   Horace Mann Educators Corp.                     257,300              3,747
                                                                 ---------------
                                                                    3,487,051
                                                                 ---------------
HEALTH CARE (10.0%)
   Pharmacia Corp.                               8,632,904            431,106
   Aventis SA ADR                                6,586,550            370,493
   Aetna Inc.                                    3,752,000            217,147
   Tenet Healthcare Corp.                        7,242,800            184,691
   Columbia/HCA
   Healthcare Corp.                              5,019,200            142,733
o(1)Pacificare Health
   Systems, Inc.                                 2,566,000            131,989
o  Foundation Health Systems
   Class A                                       6,028,660             60,663
   Aventis SA Class A                               99,671              5,495
   Bergen Brunswig Corp.
   Class A                                       1,017,100              5,085
                                                                 ---------------
                                                                    1,549,402
                                                                 ---------------
INTEGRATED OILS (4.3%)
   Exxon Mobil Corp.                             1,863,461            144,768
   USX-Marathon Group                            5,397,700            125,834
   Petro Canada                                  4,735,800             79,917
   Shell Transport & Trading
   Co. ADR                                       1,302,300             62,836
   Occidental Petroleum Corp.                    2,623,200             56,235
   Texaco Inc.                                   1,060,700             52,505
   Phillips Petroleum Co.                        1,105,400             52,437
   Conoco Inc. Class B                           1,831,300             45,554
   Amerada Hess Corp.                              666,700             42,419
                                                                 ---------------
                                                                      662,505
                                                                 ---------------
OTHER ENERGY (8.1%)
   Burlington Resources, Inc.                    8,251,700            324,395
o  Anderson Exploration Ltd.                    12,472,400            199,503
   Union Pacific Resources
   Group, Inc.                                   9,264,500            177,763
   Anadarko Petroleum Corp.                      2,636,300            114,514
(1)Ultramar Diamond
   Shamrock Corp.                                4,547,400            112,548
   Valero Energy Corp.                           2,701,300             78,338
o  Santa Fe Snyder Corp.                         8,142,300             74,807
   Devon Energy Corp.                            1,201,975             57,920
(1)Cabot Oil & Gas Corp.
   Class A                                       2,409,500             44,726
   Tosco Corp.                                   1,279,300             41,018
   Ashland, Inc.                                   607,000             20,714
   Alberta Energy Co. Ltd.                         191,600              6,023
                                                                 ---------------
                                                                    1,252,269
                                                                 ---------------
MATERIALS & PROCESSING (16.5%)
   Alcoa Inc.                                    9,643,834            625,644
   Air Products & Chemicals, Inc.                7,442,500            231,183
--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                    SHARES               (000)
--------------------------------------------------------------------------------
(1)Engelhard Corp.                              11,454,200            201,164
(1)Abitibi-Consolidated, Inc.                   15,176,789            165,048
   Jefferson Smurfit Group
   PLC ADR                                       5,853,641            128,048
o  Smurfit-Stone Container Corp.                 6,081,950             92,750
   Hercules, Inc.                                5,314,000             82,699
   Lyondell Chemical Co.                         4,385,903             80,591
   Pechiney SA ADR A                             2,861,128             62,945
o  Packaging Corp. of America                    5,260,000             62,462
   Dow Chemical Co.                                543,300             61,393
   Praxair, Inc.                                 1,108,200             49,246
   Lafarge Corp.                                 1,938,300             48,942
   Reynolds Metals Co.                             700,000             46,550
   International Paper Co.                       1,248,300             45,875
   Fort James Corp.                              1,650,800             39,516
   Archer-Daniels-Midland Co.                    3,798,715             37,750
   AK Steel Corp.                                3,318,652             36,713
   Willamette Industries, Inc.                     909,600             34,735
   Georgia Pacific Group                           912,900             33,549
   Champion International Corp.                    493,400             32,441
   Nucor Corp.                                     732,600             31,502
   Phosphate Resources
   Partners LP                                   4,018,800             30,894
(1)Century Aluminum Co.                          2,000,000             28,000
   Sonoco Products Co.                           1,202,300             25,098
o(1)Kaiser Aluminum &
   Chemical Corp.                                5,789,334             24,605
o  American Standard Cos., Inc.                    591,400             24,247
   Temple-Inland Inc.                              467,800             23,448
   Crown Cork & Seal Co., Inc.                   1,398,300             22,722
   Sherwin-Williams Co.                            893,300             22,221
o  Owens-Illinois, Inc.                          1,303,800             17,601
o  Albany International Corp.                    1,092,455             16,592
   Boise Cascade Corp.                             473,900             15,431
   Cabot Corp.                                     553,300             14,939
   Great Lakes Chemical Corp.                      485,000             13,065
   Owens Corning                                   615,500             11,194
o  Burlington Industries, Inc.                   2,383,700             10,429
   Mississippi Chemical Corp.                    1,241,500              9,544
   Ryerson Tull, Inc.                              625,846              7,745
   Armstrong World Industries Inc.                 211,300              4,134
                                                                 ---------------
                                                                    2,552,655
                                                                 ---------------
PRODUCER DURABLES (3.0%)
   Alcatel SA ADR                                3,994,600            181,505
o(1)Toll Brothers, Inc.                          3,529,166             76,539
   CNH Global NV                                 3,865,100             52,179
   Northrop Grumman Corp.                          552,300             39,144
(1)Kaufman & Broad Home Corp.                    1,804,100             34,729
(1)MDC Holdings, Inc.                            1,156,300             22,042
   The BFGoodrich Co.                              625,800             19,947
o(1)Beazer Homes USA, Inc.                         860,464             16,456
   Thomas & Betts Corp.                            475,800             14,661
   Centex Corp.                                    464,900             11,216
                                                                 ---------------
                                                                      468,418
                                                                 ---------------
TECHNOLOGY (5.9%)
   International Business
   Machines Corp.                                3,067,100            342,365
o(1)Arrow Electronics, Inc.                      6,991,400            306,311
   Avnet, Inc.                                   1,067,800             83,956
o(1)General Semiconductor, Inc.                  3,468,600             69,372
o  Ceridian Corp.                                2,290,300             49,671
o  Adaptec, Inc.                                   873,700             23,590

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                    SHARES               (000)
--------------------------------------------------------------------------------
   Motorola, Inc.                                  132,000             15,716
o  Ingram Micro, Inc.                              732,500             14,421
o  Litton Industries, Inc.                         279,900             12,158
                                                                 ---------------
                                                                      917,560
                                                                 ---------------
UTILITIES (11.1%)
   AT&T Corp.                                   14,416,016            673,048
o  MCI WorldCom, Inc.                            8,270,639            375,797
o  Adelphia Communications
   Corp. Class A                                 3,359,800            166,520
   PG&E Corp.                                    1,919,100             49,777
   Consolidated Edison Inc.                      1,376,000             48,418
   Ameren Corp.                                  1,272,300             46,677
   New Century Energies, Inc.                    1,365,300             44,543
   FirstEnergy Corp.                             1,704,100             43,348
   Central & South West Corp.                    1,778,500             38,571
   SBC Communications Inc.                         837,720             36,703
   Cinergy Corp.                                 1,334,900             35,709
o  MediaOne Group, Inc.                            415,000             31,384
   Allegheny Energy, Inc.                          978,900             29,734
   Bell Atlantic Corp.                             491,100             29,098
   GPU, Inc.                                       993,600             27,883
   BellSouth Corp.                                 557,900             27,163
   GTE Corp.                                       160,000             10,840
                                                                 ---------------
                                                                    1,715,213
                                                                 ---------------
OTHER (0.6%)
   Cooper Industries, Inc.                       1,103,600             37,867
   Minnesota Mining &
   Manufacturing Co.                               271,800             23,511
   Miscellaneous (0.3%)                                                39,648
                                                                 ---------------
                                                                      101,026
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $13,702,843)                                               14,955,527
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
--------------------------------------------------------------------------------
Kaufman & Broad Home Corp. 8.25% Cvt. Pfd.
  (Cost $23,120)                                 3,163,700             20,762
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.5%)+
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
(2)5.86%, 5/11/2000                                 $5,000              4,992
(2)5.93%, 5/4/2000                                   3,000              2,998
Federal National Mortgage Assn.
(2)5.86%, 5/4/2000                                   3,500              3,498
(2)6.15%, 7/13/2000                                  7,000              6,915
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.75%, 5/1/2000                                  486,366            486,366
  5.79%, 5/1/2000--Note G                          191,275            191,275
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $696,044)                                                     696,044
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
  (COST $14,422,007)                                               15,672,333
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                                         (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                   68,353
Liabilities--Note G                                                  (246,052)
                                                                 ---------------
                                                                     (177,699)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 1,016,116,677 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                       $15,494,634
================================================================================
NET ASSET VALUE PER SHARE                                              $15.25
================================================================================
*    See Note A in Notes to Financial Statements.
o    Non-Income-Producing Security.
+ The fund invests a portion of its reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.6% and 2.4%, respectively of net assets. See Note F in Notes to Financial Statements.
(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $2,508,817,000.
(2) Securities with an aggregate value of $18,403,000 have been segregated as initial margin for open futures contracts.
 ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

-----------------------------------------------------------
AT APRIL 30, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------
                                      AMOUNT           PER
                                       (000)         SHARE
-----------------------------------------------------------
 Paid in Capital                 $13,139,077        $12.93
 Undistributed Net
  Investment Income                   72,084           .07
 Accumulated Net
  Realized Gains                   1,025,128          1.01
 Unrealized Appreciation--
  Note F
  Investment Securities            1,250,326          1.23
  Futures Contracts                    8,019           .01
-----------------------------------------------------------
Net Assets                       $15,494,634        $15.25
===========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                    WINDSOR FUND
                                                 SIX MONTHS ENDED APRIL 30, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends*                                                       $   147,409
   Interest                                                              11,055
   Security Lending                                                         688
                                                                 ---------------
      Total Income                                                      159,152
                                                                 ---------------
Expenses
   Investment Advisory Fees--Note B
      Basic Fee                                                           9,949
      Performance Adjustment                                             (5,773)
   The Vanguard Group--Note C
      Management and Administrative                                      18,936
      Marketing and Distribution                                            968
   Custodian Fees                                                           138
   Auditing Fees                                                             10
   Shareholders' Reports                                                    204
   Trustees' Fees and Expenses                                               10
                                                                 ---------------
      Total Expenses                                                     24,442
      Expenses Paid Indirectly--Note D                                   (1,272)
                                                                 ---------------
      Net Expenses                                                       23,170
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   135,982
--------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold*                                        1,022,053
   Futures Contracts                                                     13,220
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                     1,035,273
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                               (812,793)
   Futures Contracts                                                      1,751
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (811,042)
================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $360,213
================================================================================
*Dividend   income  and  realized  net  loss  from  affiliated   companies  were
 $22,782,000 and $(7,275,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          WINDSOR FUND
                                                --------------------------------
                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                  APR. 30, 2000   OCT. 31, 1999
                                                          (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                             $     135,982 $     277,607
  Realized Net Gain                                     1,035,273     1,940,531
  Change in Unrealized Appreciation (Depreciation)       (811,042)       42,819
    Net Increase in Net Assets Resulting
    from Operations                                       360,213     2,260,957
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                  (157,419)     (255,285)
  Realized Capital Gain                                (1,869,365)   (1,341,486)
                                                --------------------------------
    Total Distributions                                (2,026,784)   (1,596,771)
CAPITAL SHARE TRANSACTIONS1
  Issued                                                  527,072     1,402,297
  Issued in Lieu of Cash Distributions                  1,905,431     1,504,748
  Redeemed                                             (2,095,020)   (5,102,907)
    Net Increase (Decrease) from
    Capital Share Transactions                            337,483    (2,195,862)
--------------------------------------------------------------------------------
Total Decrease                                         (1,329,088)   (1,531,676)
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                  16,823,722     18,355,398
                                                      --------------------------
  End of Period                                       $15,494,634    $16,823,722
================================================================================
1Shares Issued (Redeemed)
  Issued                                                  35,206         82,191
  Issued in Lieu of Cash Distributions                   127,710        100,940
  Redeemed                                              (141,789)      (311,166)
                                                     ---------------------------
    Net Increase (Decrease) in Shares Outstanding         21,127       (128,035)
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------
                                                                                    WINDSOR FUND
                                                                               YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                     SIX MONTHS ENDED      -----------------------------------------------
THROUGHOUT EACH PERIOD                        APRIL 30, 2000        1999      1998       1997      1996      1995
NET ASSET VALUE, BEGINNING OF PERIOD                  $16.91      $16.34    $19.55     $16.99    $15.55    $14.55
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                               .14         .27       .23        .36       .43       .44
     Net Realized and Unrealized Gain (Loss)
         on Investments                                  .26        1.77     (.32)      3.942       .85      1.86
-----------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    .40        2.04     (.09)       4.30      3.28      2.30
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income              (.16)       (.24)     (.24)      (.41)     (.46)     (.44)
     Distributions from Realized Capital Gains        (1.90)      (1.23)    (2.88)     (1.33)    (1.38)     (.86)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                   (2.06)      (1.47)    (3.12)     (1.74)    (1.84)    (1.30)
=================================================================================================================
Net Asset Value, End of Period                        $15.25      $16.91    $16.34     $19.55    $16.99    $15.55
=================================================================================================================
Total Return                                           2.63%      13.74%    -0.78%     27.04%    23.16%    17.80%
=================================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period
(Millions)                                           $15,495     $16,824   $18,355    $20,678  $15,841   $13,008
Ratio of Total Expenses to
Average Net Assets                                    0.31%*       0.28%     0.27%      0.27%    0.31%     0.45%
Ratio of Net Investment Income to
Average Net Assets                                    1.72%*       1.56%     1.31%      1.89%    2.75%     3.01%
Portfolio Turnover Rate                                 38%*         56%       48%        61%      34%       32%
=================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. WELLINGTON MANAGEMENT COMPANY, LLP, and Sanford C. Bernstein & Co., Inc., provide investment advisory services to the fund for FEES CALCULATED AT AN ANNUAL PERCENTAGE RATE OF AVERAGE NET ASSETS. THE BASIC FEE OF WELLINGTON MANAGEMENT COMPANY, LLP, is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. For the six months ended April 30, 2000, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before a decrease of $5,773,000 (0.07%) based on performance.
     The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2000, the fund had contributed capital of $2,973,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 3.0% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $1,238,000 and $34,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the six months ended April 30, 2000, the fund purchased $2,928,822,000 of investment securities and sold $4,620,624,000 of investment securities, other than temporary cash investments.

F. At April 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,250,326,000, consisting of unrealized gains of $3,188,465,000 on securities that had risen in value since their purchase and $1,938,139,000 in unrealized losses on securities that had fallen in value since their purchase.

     At April 30, 2000, the aggregate settlement value of open futures contracts expiring in June 2000 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                           (000)
                                             -----------------------------------
                                                 AGGREGATE
                                NUMBER OF        SETTLEMENT      UNREALIZED
FUTURES CONTRACTS            LONG CONTRACTS         VALUE       APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                    848              $309,520         $7,735
S&P MidCap 400 Index              60                14,483            284
--------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at April 30, 2000, was $184,926,000, for which the fund held cash collateral of $191,275,000. Cash collateral received is invested in repurchase agreements.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock Index Fund Energy Fund
Equity Income Fund
European Stock Index Fund Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund Institutional Index Fund*
International Growth Fund
International Value Fund Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index
Fund Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds(California, Florida, Massachusetts, New Jersey,
    New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds (California, New Jersey, New York,
    Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box
                       2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

[BLANK PAGE]

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL * (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON * Legal Department.

ROBERT A. DISTEFANO * Information Technology.

JAMES H. GATELY * Individual Investor Group.

KATHLEEN C. GUBANICH * Human Resources.

IAN A. MACKINNON * Fixed Income Group.

F. WILLIAM MCNABB, III * Institutional Investor Group.

MICHAEL S. MILLER * Planning and Development.

RALPH K. PACKARD * Chief Financial Officer.

GEORGE U. SAUTER * Quantitative Equity Group.

[SHIP LOGO]
[THE VANGUARD GROUP (R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q222-062000
(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD WINDSOR II (TM) FUND

April 30, 2000

semiannual
[SHIP GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

     In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.
     We don't think so.
     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.
     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.
     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.
     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.
     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
o Diversify your investments with holdings in stocks, bonds, and cash investments.
Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
o Capture as much of the market's return as possible by minimizing costs and taxes.
Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

--------------------------------------------------------------------------------
CONTENTS
Report From The Chairman .......... 1     Fund Profile ...................... 8
The Markets In Perspective ........ 4     Performance Summary ...............10
Adviser's Report .................. 6     Financial Statements ..............11
--------------------------------------------------------------------------------

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

 Frank Russell Company is
the owner of trademarks and copyrights relating to the Russell Indexes.

"Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

Vanguard Windsor II Fund recorded a -3.4% return during the six months ended April 30, 2000, lagging both the average total return of competing funds and the results for the fund's unmanaged market indexes. There was a bright spot in this disappointing period, however: Your fund rebounded strongly in the final seven weeks, handily topping its comparative standards during that span.
     The table at right presents the six-month total returns (capital change plus reinvested dividends) for Windsor II, the average large-capitalization value fund, the Russell 1000 Value Index (comprising the value issues among the 1,000 largest U.S. stocks), and the Standard & Poor's 500 Index. The fund's return is based on a decline in net asset value from $29.03 per share on October 31, 1999, to $25.15 per share on April 30, 2000, with the latter figure adjusted for a dividend of $0.38 per share paid from net investment income and a distribution of $2.50 per share paid from net realized capital gains.

                                    --------------------------------------------
                                                                 TOTAL RETURNS
                                                               SIX MONTHS ENDED
                                                                APRIL 30, 2000
                                    --------------------------------------------
                                    Vanguard Windsor II Fund         -3.4%
                                    --------------------------------------------
                                    Average Large-Cap Value Fund*     3.6%
                                    --------------------------------------------
                                    Russell 1000 Value Index         -1.0%
                                    --------------------------------------------
                                    S&P 500 Index                     7.2%
                                    --------------------------------------------
                                    *Derived from data provided by Lipper Inc.

THE PERIOD IN REVIEW

The U.S. economy displayed remarkable vigor during the six months. Its staying power was impressive, too: April marked the 109th month of uninterrupted expansion--more than nine years without a recession. Preliminary estimates for the first quarter of 2000 indicated that the economy was growing at a 5.4% annual rate, a strong follow-up to the previous quarter's astounding 7.3% rate.
     A growing economy creates a good climate for stocks, and corporate profits posted robust gains as well. The overall stock market, as measured by the Wilshire 5000 Total Market Index, rose 9.7% for the half-year. However, concerns about inflation and the high valuations of many technology stocks led to frequent market swings. The volatility was especially evident among small-cap and tech issues. The small-cap Russell 2000 Index, for example, saw a 35.2% gain from October 31 through February 29 followed by a -12.2% decline in March and April, resulting in an 18.7% return for the half-year. The adjacent table shows the striking shift in leadership from growth stocks in the first four months of the period to value stocks in the final two. The pattern was

--------------------------------------------------------------
                                    TOTAL RETURNS
                         -------------------------------------
                         OCT. 31, 1999,       FEB. 29, 2000,
STOCK INDEX             TO FEB. 29, 2000    TO APR. 30, 2000
--------------------------------------------------------------
Russell 1000 Growth           16.3%                 2.1%
Russell 1000 Value           -10.7                 10.9
--------------------------------------------------------------
Russell 2000 Growth           58.8%               -19.5%
Russell 2000 Value             7.1                  1.1
--------------------------------------------------------------
MSCI EAFE Growth              18.9%                -4.8%
MSCI EAFE Value               -1.4                  2.0
--------------------------------------------------------------
Nasdaq Composite              58.8%               -17.7%
--------------------------------------------------------------
evident overseas, too, as indicated by results for the growth and value segments of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of international stocks.
     The bull market in stocks continued despite three quarter-point (0.25%) increases in short-term interest rates by the Federal Reserve Board, which boosted its target federal-funds rate from 5.25% to 6.00%. The yield on 3-month Treasury bills responded by climbing 74 basis points (0.74 percentage point), to 5.83% as of April 30. However, long-term interest rates went the other way. The yield of the 30-year Treasury bond fell 20 basis points, on balance, ending the half-year at 5.96%. The yield for the 10-year Treasury note rose 19 basis points during the period, to 6.21%, and the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, recorded a 1.4% total return.

PERFORMANCE OVERVIEW

Vanguard Windsor II Fund's return of -3.4% lagged that of the Russell 1000 Value Index--a good benchmark for the fund, given its focus on large-cap value stocks--by 2.4 percentage points. We also trailed the average large-cap value fund by 7.0 percentage points and the S&P 500 Index by 10.6 percentage points. Compared with both competing funds and the indexes, we were hurt by our small stake in technology. The high valuations of tech stocks and their lack of dividends kept most of them off our advisers' buy lists, so your fund held only about 5% of its equity assets in technology companies during the period. The sector's hot performance has made it the largest weighting in the S&P 500 Index, accounting for more than one-quarter of the benchmark as of April 30. Within the tech sector, Windsor II's holdings gained about 10%--a solid result but well off the 39% pace set by the overall sector in the index.
     The fund's holdings of banks and other financial-services stocks also proved detrimental, declining about -14% during the six months ended April 30. By comparison, this sector dropped -7% within the S&P 500 Index. Our stock selections also underperformed the indexes in the consumer-discretionary group.
     On the positive side, the fund benefited from its heavily overweighted position (about 10% of equities versus 1.5% for the S&P 500 Index) in "other energy" stocks, which were among the market's strongest performers during the half-year. Also, the fund was aided somewhat by holding a relatively small stake in the health-care sector, a market laggard. (The health sector represented about 10% of the S&P 500 during the period, but averaged about 2.5% of Windsor II's equity assets.)
     After a long and painful wait, Windsor II shareholders--and value investors generally--finally got some good news in March and April, as the stock market appeared to grow more conscious of valuations. This drove down the price of many Internet and other technology stocks, while benefiting many of the value stocks that are Windsor II's stock-in-trade. As noted on page 6 by Barrow, Hanley, Mewhinney & Strauss, the fund's lead adviser, the sudden improvement did not stem from any change in the fund's approach. What changed--and in a hurry--was investor sentiment. From March 10 through April 30, the fund gained 12.0%, outpacing both the S&P 500 Index (up 4.2%) and the Russell 1000 Value Index (up 9.5%). Of course, this is a very short period, but the sharp change in market leadership reinforces the importance of maintaining a consistent investment approach.
     As you know, our philosophy of maintaining a diversified portfolio of value stocks--typically out-of-favor issues with below-average price/earnings ratios and above-average dividend yields--is carried out by four managers, each having full discretion in managing a portion of the fund's assets. The adjacent table shows the allocation to each adviser as of April 30.

--------------------------------------------------------------------------------
                                                            TOTAL ASSETS
                                                               MANAGED
                                                       AS OF APRIL 30, 2000
                                                   -----------------------------
                                                    $ MILLION         PERCENTAGE
--------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.             $13,403             58%
Equinox Capital Management, Inc.                        3,848             17
Tukman Capital Management, Inc.                         3,163             14
Vanguard Quantitative Equity Group                      1,418              6
Cash Reserve*                                           1,105              5
--------------------------------------------------------------------------------
Total                                                 $22,937            100%
--------------------------------------------------------------------------------

* This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser may also maintain a modest cash reserve.

IN SUMMARY

The spring turnabout in stocks, when downtrodden value issues suddenly rose and technology-dominated growth indexes plummeted, served as a vivid reminder of the stock market's short-term unpredictability and volatility.
     Such sudden shifts in market leadership are certain to occur now and then, but their timing and duration are extremely unpredictable. That is why we advocate diversification and a long-term orientation. Investors who maintain exposure to the major asset classes through balanced portfolios of stock funds, bond funds, and money market funds have generally found it easier to maintain equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance--and then to stick with those plans over the long haul.

/S/
John J. Brennan
Chairman and Chief Executive Officer

May 15, 2000

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 2000

A surging economy, rising corporate profits, and enthusiasm for technology stocks carried broad stock market indexes higher during the volatile but generally rewarding six months ended April 30, 2000.
     Stocks rose despite a modest pickup in inflation and a rise in interest rates, both of which did some damage to bond prices. Through the first four months of the period, the stock market was dominated by optimism about the long-term outlook for technology, telecommunications, and media companies. But sentiment then shifted and the tech and telecom groups fell sharply, giving back some of the spectacular gains achieved over the previous year or so.
     For both bond and stock investors, uncertainty centered mainly on how the Federal Reserve Board would react to the surprising performance of the U.S. economy, which grew at a 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S. unemployment at a three-decade low of 3.9%, Fed policymakers grew increasingly concerned that inflation was bound to worsen. The Fed raised short-term interest rates by 0.25 percentage point three times during the six-month period. These boosts, following identical increases in June and August of 1999, took the Fed's target for short-term rates to 6.0%. Yet the economy continued to soar--including even the housing and automobile sectors, which often are the first to slow down in response to higher interest rates.

--------------------------------------------------------------------------------
                                                       TOTAL RETURNS
                                                 PERIODS ENDED APRIL 30, 2000
                                           -------------------------------------
                                            6 MONTHS      1 YEAR       5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                 7.2%       10.1%         25.3%
  Russell 2000 Index                           18.7        18.4          15.3
  Wilshire 5000 Index                           9.7        12.2          23.9
  MSCI EAFE Index                               6.8        14.2          10.7
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                   1.4%        1.3%         6.8%
  Lehman 10 Year Municipal Bond Index           2.4        -0.3          6.1
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                    2.7         5.1          5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                         1.8%         3.0%         2.4%
--------------------------------------------------------------------------------
*Annualized.

     Inflation gauges provided ambiguous readings. The Consumer Price Index increased 1.8% and 3.0% for the 6- and 12-month periods ended April 30, but much of the acceleration in inflation was due to higher energy and food prices. The core inflation rate, which excludes those sectors, was up a less-ominous 2.2% over the year.

U.S. STOCK MARKETS

The technology sector, which accounts for about one-quarter of the stock market's total value, dominated the market during the half-year, despite suffering a sharp setback late in the period. Even after a -34% fall from March 10 through mid-April, the tech-heavy Nasdaq Composite Index registered a 30.8% return for the six months.
     The overall stock market, as measured by the Wilshire 5000 Total Market Index, gained 9.7%. There was a decided split in results from large- and small-capitalization stocks.

The large-cap S&P 500 Index returned 7.2%, while the rest of the U.S. stock market gained 19.2%.
     Top performers during the half-year were companies in computer software and hardware, semiconductors, Internet-related businesses, and wireless communications. Fully half of the 58 companies in the S&P 500's technology group gained more than 50%, and the average return for tech stocks exceeded 39%. A number of tech-related companies in the producer-durables sector also posted impressive gains, and the sector as a whole returned 32%. A return of 34% was achieved by the oil-drilling and services companies in the "other energy" category, which benefited from higher oil and gas prices. The worst-performing sector was consumer staples (-18%), a category that includes supermarket, food, beverage, and tobacco stocks. Next in line were financial-services companies (-7%), hurt by higher short-term interest rates, which tend to raise borrowing costs for banks and can lead to increased loan defaults.

U.S. BOND MARKETS

The Federal Reserve Board's three rate increases succeeded in elevating other short-term rates. For example, yields of 3-month U.S. Treasury bills rose during the half-year to 5.83%, an increase of 0.74 percentage point (74 basis points) that virtually matched the Fed's target. However, long-term rates didn't move nearly as far. The 10-year Treasury note rose just 19 basis points, to 6.21%, as of April 30. And yields actually fell a bit for very long-term Treasury bonds, a result of shrinking supply. Because of the federal government's budget surplus, the U.S. Treasury decided to reduce issuance of new bonds and to buy back some of its existing long-term bonds. As investors reacted, the yield of the 30-year Treasury declined 20 basis points--from 6.16% to 5.96%--during the half-year.
     The result of higher short-term rates and relatively stable long-term rates was an unusual inversion in the Treasury yield curve. Instead of the usual upward-sloping curve--which shows yields increasing in tandem with maturities--there was a pronounced drop-off. As of April 30, the yield of 30-year Treasuries was two-thirds of a percentage point below the 6.62% yield on 3-year Treasury notes.
     A similar pattern emerged outside the Treasury market, although long-term yields remained above yields for short-term corporate, municipal, and mortgage-backed securities. The overall bond market, as measured by the Lehman Aggregate Bond Index, provided a 1.4% return, as an average price decline of -2.0% offset most of a 3.4% income return.

INTERNATIONAL STOCK MARKETS

Despite declines in March and April, stock markets in Europe, Asia, and many emerging markets produced strong half-year gains as investors responded to improving global economic growth and a rise in corporate merger-and-acquisition activity. However, many of the gains were slashed for U.S. investors as the dollar gained strength against most other currencies. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)
     In U.S.-dollar terms, the overall return from developed foreign markets was a very solid 6.8%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index. However, in local currencies, the EAFE Index return was 16.4%.
     In Europe, an average 21.1% gain in local-currency terms was reduced to 8.4% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned 3.6% in dollars, less than half the 7.5% gain in local currencies. The Select Emerging Markets Free Index returned 12.3% in U.S. dollars, with the biggest gains in Turkey (+148%), Russia (+123%), and Israel (+50%).

ADVISER'S REPORT

During the past six months, Windsor II Fund declined -3.4% while the S&P 500 Index rose 7.2% and the value portion of the S&P 500 rose 2.7%. All of our shortfall occurred in the first part of the period, when the market continued to show disgust for value investments and to shower attention on the high-technology, communications, and Internet issues. That trend seemed to change after March 10, when stocks with higher price/earnings ratios experienced a sharp reversal and value stocks seemed at last to capture the market's attention. From March 10 through April 30, Windsor II's share price improved 12%, while the S&P 500 posted a 4% rise, and the value part of the S&P 500 registered a 6% gain. So far in May, the improvement relative to our benchmarks is continuing.
     In our letter to you six months ago, we mentioned that there was evidence of inflation that the Federal Reserve appeared to be overlooking. Now these signs can be seen without reading glasses. We expect that record low unemployment, red-hot demand, and rising prices will evoke a stronger response from the Fed later this month. Further actions by the Fed to raise short-term interest rates will begin to slow economic activity, which will be a good thing in the long run.
     Corporate profits in the first quarter of 2000 have been quite strong. Our fund's holdings generally have issued good earnings reports. We don't see many sectors of weakness and, in fact, expect much-improved results from energy and chemical companies.
     The dollar has been quite strong versus most major currencies, even in light of the nation's large negative balance of trade. The reason for the strength is the significant inflow of investment funds into our markets. Over the longer term, we would not be surprised to see these flows reverse and the dollar decline.
     The fund's P/E ratio is about half that of the S&P 500 Index; the price/book ratio is less than half that of the index, and the dividend yield is twice the yield on the S&P 500. We have never had a portfolio that sold at such steep discounts to the market. What has caused this? Quite simply, investors have been changing investments based on their short-term performance. In the recent past, the two largest hedge funds in the country have reorganized and sold the major portion of their assets. At the same time, the largest value-oriented mutual funds have experienced significant redemptions, and investors have put most of the proceeds into growth funds. All of this caused the crescendo of high-tech performance and weighed down the prices of value stocks.
     Is the assault on value over? It certainly appears so. Windsor II is performing better--not because we changed things but because the market itself has changed. The major reason we have outperformed since mid-March is that we did not own the overpriced issues. This is precisely the stance that contributed to our lack of success last year.
     Windsor II has a significant concentration in energy issues (about 19% of equities) and in electric

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total return.
--------------------------------------------------------------------------------
utilities (about 9%). These are not new holdings. We have allowed this buildup because of rapidly improving fundamentals for these groups. These stocks are less sensitive to the economic cycle and to more-restrictive Federal Reserve policies that could have a significant impact on many businesses.

Barrow, Hanley, Mewhinney & Strauss, Inc.

May 10, 2000

FUND PROFILE
WINDSOR II FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------
                            WINDSOR II          S&P 500
--------------------------------------------------------
Number of Stocks                   279              500
Median Market Cap               $31.4B           $87.5B
Price/Earnings Ratio             15.7x            26.8x
Price/Book Ratio                  2.5x             5.3x
Yield                             2.4%             1.2%
Return on Equity                 18.5%            24.1%
Earnings Growth Rate              9.0%            16.1%
Foreign Holdings                  4.1%             1.2%
Turnover Rate                     23%*              --
Expense Ratio                   0.37%*              --
Cash Reserves                     1.8%              --
*Annualized.

INVESTMENT FOCUS
--------------------------------------------------------
STYLE..................VALUE
MARKET CAP.............LARGE

VOLATILITY MEASURES
--------------------------------------------------------
                               WINDSOR II        S&P 500
--------------------------------------------------------
R-Squared                            0.77           1.00
Beta                                 0.90           1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
--------------------------------------------------------
Citigroup, Inc.                                     2.8%
Baker Hughes, Inc.                                  2.5
BP Amoco PLC ADR                                    2.5
Schlumberger Ltd.                                   2.3
Phillips Petroleum Co.                              2.3
The Chase Manhattan Corp.                           2.2
GTE Corp.                                           2.1
Bank of America Corp.                               2.1
Halliburton Co.                                     2.1
Sears, Roebuck & Co.                                2.0
--------------------------------------------------------
Top Ten                                            22.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------
                             APRIL 30, 1999        APRIL 30, 2000
                           -----------------------------------------
                              WINDSOR II     WINDSOR II     S&P 500
                           -----------------------------------------
Auto & Transportation .....      3.9%           2.4%          2.1%
Consumer Discretionary ....     12.9           13.4          12.3
Consumer Staples ..........      6.6            5.7           5.3
Financial Services ........     28.0           24.8          13.5
Health Care ...............      2.3            3.7           9.8
Integrated Oils ...........      4.8            9.1           4.4
Other Energy ..............      7.6           10.3           1.8
Materials & Processing ....      4.3            4.9           2.5
Producer Durables .........      9.7            0.2           4.2
Technology ................      2.8            4.8          27.8
Utilities .................     16.1           15.4           9.6
Other .....................      1.0            5.3           6.7
--------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
WINDSOR II FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 24, 1985-APRIL 30, 2000
--------------------------------------------------------------------------------
            WINDSOR II FUND      S&P 500             WINDSOR II FUND     S&P 500
FISCAL  CAPITAL  INCOME   TOTAL  TOTAL   FISCAL CAPITAL  INCOME  TOTAL   TOTAL
YEAR    RETURN   RETURN   RETURN RETURN  YEAR   RETURN   RETURN  RETURN  RETURN
--------------------------------------------------------------------------------
1985    -0.9%    1.1%      0.2%    1.8%  1993    15.8%    3.7%    19.5%   14.9%
1986    31.2     4.4      35.6    33.2   1994    -0.8     3.0      2.2     3.9
1987    -0.6     1.5       0.9     6.4   1995    19.2     3.9     23.1    26.4
1988    14.5     6.0      20.5    14.8   1996    23.8     3.4     27.2    24.1
1989    19.5     5.2      24.7    26.4   1997    28.1     3.2     31.3    32.1
1990   -21.5     4.0     -17.5    -7.5   1998    14.1     2.4     16.5    22.0
1991    29.4     7.2      36.6    33.5   1999     2.2     2.4      4.6    25.7
1992     7.9     4.6      12.5    10.0   2000*   -4.7     1.3     -3.4     7.2
--------------------------------------------------------------------------------
*Six months ended April 30, 2000.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                                                            10 YEARS
                   INCEPTION                     -------------------------------
                     DATE      1 YEAR  5 YEARS   CAPITAL     INCOME        TOTAL
--------------------------------------------------------------------------------
Windsor II Fund   6/24/1985    -7.76%   17.88%    10.78%      3.53%       14.31%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
WINDSOR II FUND                                     SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.4%)+
Auto & Transportation (2.3%)
         General Motors Corp.                    3,023,400            283,066
         Ford Motor Co.                          3,753,000            205,242
         Delta Air Lines, Inc.                     114,400              6,035
         TRW, Inc.                                  96,700              5,657
         PACCAR, Inc.                              110,200              5,241
         Burlington Northern Santa Fe Corp.        200,800              4,844
o        UAL Corp.                                  79,600              4,607
         Eaton Corp.                                49,800              4,183
o        Navistar International Corp.              117,300              4,106
         Meritor Automotive, Inc.                   57,400                861
                                                                   -------------
                                                                      523,842
                                                                   -------------
CONSUMER DISCRETIONARY (12.5%)
         Sears, Roebuck & Co.                   12,741,900            466,672
         Waste Management, Inc.                 24,746,597            392,852
O(1)     Kmart Corp.                            39,991,300            324,929
         Gannett Co., Inc.                       3,987,300            254,689
         Wal-Mart Stores, Inc.                   4,507,500            249,603
         The Walt Disney Co.                     4,418,432            191,373
o        Cendant Corp.                          11,353,800            175,274
         Time Warner, Inc.                       1,561,000            140,392
         Newell Rubbermaid, Inc.                 5,479,200            138,007
O(1)     Service Corp. International            25,287,900            129,600
         Tribune Co.                             3,005,500            116,839
         Target Corp.                            1,259,000             83,802
         J.C. Penney Co., Inc.                   5,646,800             77,996
         Kimberly-Clark Corp.                      931,200             54,068
o        AT&T Corp.-Liberty Media Class A          251,200             12,544
--------------------------------------------------------------------------------

         Eastman Kodak Co.                         113,000              6,321
         McDonald's Corp.                          165,200              6,298
o        Tricon Global Restaurants, Inc.           159,900              5,457
         Darden Restaurants Inc.                   270,500              4,987
o        Toys R Us, Inc.                           294,800              4,496
         R.R. Donnelley & Sons Co.                 204,200              4,339
         Galileo International, Inc.               180,400              4,172
o        CBS Corp.                                  64,600              3,795
         Whirlpool Corp.                            52,200              3,400
         Wendy's International, Inc.               151,200              3,383
         Reader's Digest Assn., Inc. Class A       103,900              3,325
         The Limited, Inc.                          66,200              2,991
o        Viacom Inc. Class B                        54,100              2,942
o        Outback Steakhouse                         85,300              2,794
         The Warnaco Group, Inc. Class A           226,600              2,408
         May Department Stores Co.                  74,037              2,036
o        The Neiman Marcus Group, Inc. Class A      60,600              1,560
         Dillard's Inc.                             68,800                959
o        ACNielson Corp.                            28,600                660
         Hertz Corp. Class A                        16,400                511
         Harcourt General, Inc.                      7,700                288
                                                                   -------------
                                                                    2,875,762
                                                                   -------------
CONSUMER STAPLES (5.4%)
         Anheuser-Busch Cos., Inc.               5,329,500            376,062
         Philip Morris Cos., Inc.               14,143,800            309,395
         PepsiCo, Inc.                           5,464,200            200,468
         Imperial Tobacco Group ADR             14,451,000            196,895
         H.J. Heinz Co.                          2,462,100             83,711

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
WINDSOR II FUND                                     SHARES              (000)
--------------------------------------------------------------------------------
         Sara Lee Corp.                          2,509,800             37,647
         Bestfoods                                 100,000              5,025
         IBP, Inc.                                 249,700              4,120
         Ralston-Ralston Purina Group              213,400              3,775
         SuperValu Inc.                            157,000              3,248
         Tyson Foods, Inc.                         296,400              3,094
         Nabisco Holdings Corp. Class A             74,400              2,795
         McCormick & Co., Inc.                      71,200              2,221
         ConAgra, Inc.                              50,000                944
         Brown-Forman Corp. Class B                 15,100                824
                                                                   -------------
                                                                    1,230,224
                                                                   -------------
FINANCIAL SERVICES (23.2%)
         Citigroup, Inc.                        10,749,480            638,922
         The Chase Manhattan Corp.               6,953,056            501,055
         Bank of America Corp.                   9,882,412            484,237
         Washington Mutual, Inc.                17,255,230            441,086
         First Union Corp.                      13,279,402            423,281
         American International Group, Inc.      3,697,161            405,532
         Allstate Corp.                         15,392,444            363,646
         Wells Fargo Co.                         7,616,300            312,744
         Bank One Corp.                          9,975,965            304,267
         Fannie Mae                              4,453,900            268,626
         Morgan Stanley Dean Witter & Co.        2,488,900            191,023
         PNC Financial Services Group            4,204,500            183,421
         Aon Corp.                               6,736,062            182,295
         J.P. Morgan & Co., Inc.                 1,102,200            141,495
o        John Hancock Financial Services, Inc.   7,512,300            137,099
         American General Corp.                  1,996,800            111,821
         Conseco Inc.                            2,244,000             12,202
         Merrill Lynch & Co., Inc.                 114,200             11,641
         FleetBoston Financial Corp.               246,184              8,724
         Mellon Financial Corp.                    271,000              8,706
         CIGNA Corp.                               104,600              8,342
         The Bank of New York Co., Inc.            181,600              7,457
         Marsh & McLennan Cos., Inc.                68,200              6,722
         American Express Co.                       41,600              6,243
         Golden West Financial Corp.               164,900              5,627
         Bear Stearns Co., Inc.                    125,900              5,398
         SouthTrust Corp.                          216,600              5,171
         A.G. Edwards & Sons, Inc.                 136,850              5,149
         First Data Corp.                          104,200              5,073
         Dime Bancorp, Inc.                        266,500              4,997
         Compass Bancshares Inc.                   264,100              4,886
         The PMI Group Inc.                         98,450              4,769
         Hartford Life, Inc.                        95,900              4,723
         Host Marriott Corp. REIT                  434,300              4,642
         First Virginia Banks, Inc.                126,700              4,625
o        Golden State Bancorp Inc.                 298,400              4,588
         Ryder System, Inc.                        203,400              4,513
         Peoples Heritage Financial Group Inc.     337,800              4,413
         Deluxe Corp.                              174,500              4,395
         St. Paul Cos., Inc.                       122,200              4,353
         Pacific Century Financial Corp.           206,000              4,236
         Countrywide Credit Industries, Inc.       149,886              4,141
         Dow Jones & Co., Inc.                      63,000              4,087
         MGIC Investment Corp.                      79,700              3,811
         Nationwide Financial Services, Inc.       134,400              3,738
         UnionBanCal Corp.                         129,391              3,583
         Dun & Bradstreet Corp.                    107,400              3,235
         State Street Corp.                         31,400              3,042
         Equity Office Properties Trust REIT       110,900              3,015
         Huntington Bancshares Inc.                161,800              2,953
         Heller Financial, Inc.                    138,800              2,698
         Equity Residential Properties Trust REIT   59,000              2,685
         City National Corp.                        72,200              2,658
         Provident Financial Group, Inc.            87,400              2,562
         Cullen/Frost Bankers, Inc.                 91,000              2,247
         GATX Corp.                                 58,400              2,088
         Astoria Financial Corp.                    72,800              2,007
         Freddie Mac                                42,400              1,948
         Spieker Properties, Inc. REIT              43,500              1,928
         Associated Banc-Corp.                      75,400              1,927
         Duke Realty Investments, Inc. REIT         80,100              1,737
         Firstar Corp.                              69,200              1,721
         Apartment Investment &
           Management Co. Class A REIT              42,800              1,701
         Hibernia Corp. Class A                    147,900              1,571
         CCB Financial Corp.                        38,100              1,507
         Archstone Communities Trust REIT           66,400              1,436
         ProLogis Trust REIT                        70,900              1,396
         Public Storage, Inc. REIT                  61,800              1,383
         Lehman Brothers Holdings, Inc.             14,700              1,206
         Commerce Bancshares, Inc.                  36,603              1,130
         Mercantile Bankshares Corp.                37,300              1,063
         Simon Property Group, Inc. REIT            40,800              1,035
o        DST Systems, Inc.                           7,700                571
         SunTrust Banks, Inc.                       10,700                543
         Household International, Inc.              10,500                438
         U.S. Bancorp                               12,800                260
         American National Insurance Co.             4,700                243
         Sovereign Bancorp, Inc.                    28,017                193
         WestAmerica Bancorporation                  3,200                 80
         Charter One Financial                       2,300                 47
                                                                   -------------
                                                                    5,315,759
                                                                   -------------
HEALTH CARE (3.4%)
         American Home Products Corp.            4,296,500            241,410
         Bristol-Myers Squibb Co.                4,406,200            231,050
         Columbia/HCA Healthcare Corp.           5,515,900            156,858
         Johnson & Johnson                       1,462,100            120,623
         Pharmacia Corp.                           153,272              7,654
         UnitedHealth Group Inc.                   103,400              6,895
         Abbott Laboratories                       141,000              5,420
         Tenet Healthcare Corp.                    165,000              4,208
o        IVAX Corp.                                120,450              3,297
o        Chiron Corp.                               66,100              2,991
         C.R. Bard, Inc.                            48,500              2,113

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                    SHARES              (000)
--------------------------------------------------------------------------------
         Merck & Co., Inc.                          29,500              2,050
         DENTSPLY International Inc.                52,400              1,523
         Mylan Laboratories, Inc.                   23,000                653
         Mallinckrodt, Inc.                         17,600                473
                                                                   -------------
                                                                      787,218
                                                                   -------------
INTEGRATED OILS (8.5%)
         BP Amoco PLC ADR                       11,098,572            566,026
         Phillips Petroleum Co.                 11,319,200            536,955
         Occidental Petroleum Corp.             18,382,800            394,081
         Exxon Mobil Corp.                       3,167,428            246,070
         Unocal Corp.                            4,430,600            143,164
         Conoco Inc. Class B                     1,268,700             31,559
         Chevron Corp.                             188,900             16,080
         Texaco Inc.                               180,600              8,940
         Amerada Hess Corp.                         89,600              5,701
         Kerr-McGee Corp.                           77,600              4,016
                                                                   -------------
                                                                    1,952,592
                                                                   -------------
OTHER ENERGY (9.6%)
(1)      Baker Hughes, Inc.                     18,052,000            574,279
         Schlumberger Ltd.                       7,025,600            537,898
         Halliburton Co.                        10,647,700            470,495
         Williams Cos., Inc.                     7,187,746            268,193
         Enron Corp.                             2,869,500            199,968
         Transocean Sedco Forex Inc.             2,712,631            127,494
         Tosco Corp.                               170,200              5,457
         Apache Corp.                              104,500              5,062
         Union Pacific Resources Group, Inc.       198,900              3,816
         Ultramar Diamond Shamrock Corp.           145,700              3,606
         EOG Resources, Inc.                        81,700              2,032
         Ashland, Inc.                              26,600                908
                                                                   -------------
                                                                    2,199,208
                                                                   -------------
MATERIALS & PROCESSING (4.5%)
(1)      Fort James Corp.                       13,072,100            312,913
(1)      Millennium Chemicals, Inc.              7,368,142            146,902
         Dow Chemical Co.                        1,149,300            129,871
         Hanson PLC ADR                          3,291,850            120,358
O(1)     Pactiv Corp.                           13,054,000            106,880
         Phelps Dodge Corp.                      1,671,500             77,307
(1)      CK Witco Corp.                          6,238,569             73,303
         E.I. du Pont de Nemours & Co.             265,087             12,575
         Praxair, Inc.                             148,600              6,603
         Alcoa Inc.                                 81,300              5,274
o        American Standard Cos., Inc.              121,400              4,977
         USG Corp.                                 117,400              4,901
         Boise Cascade Corp.                       146,000              4,754
         Lafarge Corp.                             179,600              4,535
         The Timber Co.                            194,700              4,515
         Willamette Industries, Inc.               106,500              4,067
         Crown Cork & Seal Co., Inc.               244,100              3,967
         Louisiana-Pacific Corp.                   284,300              3,803
         Engelhard Corp.                           190,100              3,339
         Lubrizol Corp.                             91,800              2,352
         Johns Manville Corp.                      220,000              2,296
         Avery Dennison Corp.                       30,900              2,028
         Armstrong World Industries Inc.            96,500              1,888
         Westvaco Corp.                             18,500                571
         Owens Corning                              30,800                560
         International Paper Co.                     9,600                353
                                                                   -------------
                                                                    1,040,892
                                                                   -------------
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                    SHARES              (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (0.2%)
         The Boeing Co.                            256,300             10,172
         Emerson Electric Co.                      146,800              8,056
         Northrop Grumman Corp.                     73,300              5,195
         Cummins Engine Co., Inc.                  115,700              4,115
         Pitney Bowes, Inc.                         80,700              3,299
o        Teradyne, Inc.                             26,900              2,959
         York International Corp.                  109,000              2,630
         Tecumseh Products Co. Class A              39,760              1,846
o        Howmet International  Inc.                 77,100              1,634
         United Technologies Corp.                   4,896                304
                                                                   -------------
                                                                       40,210
TECHNOLOGY (4.5%)
         International Business Machines Corp.   2,655,900            296,465
         Electronic Data Systems Corp.           3,722,500            255,922
         Intel Corp.                             1,495,000            189,585
o        Unisys Corp.                            5,121,600            118,757
         Lucent Technologies, Inc.               1,573,700             97,864
         Motorola, Inc.                            111,900             13,323
o        Advanced Micro Devices, Inc.               94,100              8,257
         Hewlett-Packard Co.                        55,000              7,425
o        Apple Computer, Inc.                       52,300              6,488
o        National Semiconductor Corp.              102,200              6,209
o        Micron Technology, Inc.                    38,700              5,389
o        Seagate Technology Inc.                   103,300              5,249
         AVX Corp.                                  51,100              4,979
         Compaq Computer Corp.                     160,700              4,700
o        NCR Corp.                                 119,600              4,620
         Rockwell International Corp.               84,700              3,335
o        3Com Corp.                                 13,900                548
         1,029,115

UTILITIES (14.3%)
         GTE Corp.                               7,166,900            485,557
(1)      Entergy Corp.                          18,238,400            463,939
         SBC Communications Inc.                 9,565,147            419,073
         American Electric Power Co., Inc.       9,693,100            355,010
         Reliant Energy, Inc.                   10,442,100            278,021
         FirstEnergy Corp.                      10,612,877            269,965
(1)      Central & South West Corp.             11,962,100            259,428
         AT&T Corp.                              4,178,117            195,066
         Public Service Enterprise Group, Inc.   4,088,200            146,664
         BellSouth Corp.                         2,905,500            141,462
o        MCI WorldCom, Inc.                      3,071,372            139,555
         Bell Atlantic Corp.                       455,036             26,961
         Sprint Corp.                              215,580             13,258
o        MediaOne Group, Inc.                      130,800              9,892
         Southern Co.                              349,600              8,718
         PG&E Corp.                                275,900              7,156
         Ameren Corp.                              164,900              6,050
         Telephone & Data Systems, Inc.             55,300              5,641
o        Sprint PCS                                101,600              5,588
         DTE Energy Co.                            168,400              5,494
         PPL Corp.                                 222,288              5,307
         Duke Energy Corp.                          87,300              5,020
         GPU, Inc.                                 177,800              4,990
         Energy East Corp.                         216,400              4,517
         U S WEST, Inc.                             60,100              4,278

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
WINDSOR II FUND                                     SHARES              (000)
--------------------------------------------------------------------------------
         Unicom Corp.                               98,100              3,899
o        U.S. Cellular Corp.                        50,500              3,033
         Pinnacle West Capital Corp.                76,700              2,694
         FPL Group, Inc.                            59,500              2,689
o        Citizens Utilities Co. Class B            147,600              2,371
         ALLTEL Corp.                               31,200              2,079
         Edison International                      102,100              1,946
         Northeast Utilities                        76,600              1,647
         Allegheny Energy, Inc.                     52,600              1,598
         Cinergy Corp.                              50,000              1,338
                                                                   -------------
                                                                    3,289,904
                                                                   -------------
OTHER (5.0%)
         General Electric Co.                    2,559,200            402,434
         Honeywell International Inc.            7,170,362            401,540
(1)      ITT Industries, Inc.                    8,916,800            281,437
(1)      Tenneco Automotive, Inc.                2,610,760             23,171
         Minnesota Mining & Manufacturing Co.      126,500             10,942
         Johnson Controls, Inc.                     89,800              5,685
         Cooper Industries, Inc.                   134,400              4,612
         Fortune Brands, Inc.                      160,000              4,000
         Loews Corp.                                63,000              3,473
o        FMC Corp.                                  38,800              2,258
         Brunswick Corp.                            98,600              1,892
         Lancaster Colony Corp.                     39,500              1,037
                                                                   -------------
                                                                    1,142,481
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $18,411,277)                                               21,427,207
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.6%)+
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2)      5.90%, 5/18/2000                         $ 15,000             14,958
(2)      5.93%, 5/4/2000                             8,800              8,796
FEDERAL NATIONAL MORTGAGE ASSN.
(2)      6.17%, 7/20/2000                           38,000             37,495
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
         Obligations in a Pooled
         Cash Account
         5.75%, 5/1/2000                         1,436,635          1,436,635
         5.79%, 5/1/2000--Note G                     9,525              9,525
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $1,507,401)                              1,507,409
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $19,918,678)                            22,934,616
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                                        (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets--Note C                                                  110,209
Liabilities--Note G                                                  (107,425)
                                                                   -------------
                                                                        2,784
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable  to  911,967,295  outstanding  $.001 par value  shares of  beneficial
interest (unlimited authorization)                                $22,937,400
================================================================================
NET ASSET VALUE PER SHARE                                              $25.15
================================================================================
*    See Note A in Notes to Financial Statements.
o    Non-Income-Producing Security.
+ The fund invests a portion of its reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.2% and 1.8%, respectively, of net assets. See Note F in Notes to Financial Statements.
(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $2,696,781,000.
(2) Securities with an aggregate value of $61,249,000 have been segregated as initial margin for open futures contracts.
ADR--American   Depositary   Receipt.
REIT--Real  Estate Investment Trust.
--------------------------------------------------------------------------------
AT APRIL 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                PER
                                                     (000)              SHARE
--------------------------------------------------------------------------------
Paid in Capital                                $18,924,497             $20.75
Undistributed NetInvestment Income                 150,781                .17
Accumulated NetRealized Gains                      816,990                .89
Unrealized Appreciation--Note F
     Investment Securities                       3,015,938               3.31
     Futures Contracts                              29,194                .03
--------------------------------------------------------------------------------
Net Assets                                     $22,937,400             $25.15
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                              WINDSOR II FUND
                                              SIX MONTHS ENDED APRIL 30, 2000
                                                                         (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
         Dividends*                                              $    308,277
         Interest                                                      47,076
         Security Lending                                                  39
                  Total Income                                        355,392
EXPENSES
         Investment Advisory Fees--Note B
                  Basic Fee                                            15,374
                  Performance Adjustment                               (3,231)
         The Vanguard Group--Note C
                  Management and Administrative                        32,870
                  Marketing and Distribution                            2,121
         Custodian Fees                                                    45
         Auditing Fees                                                     14
         Shareholders' Reports                                            479
         Trustees' Fees and Expenses                                       17
                                                                   -------------
                  Total Expenses                                       47,689
                  Expenses Paid Indirectly--Note D                     (2,184)
                                                                   -------------
                  Net Expenses                                         45,505
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 309,887
--------------------------------------------------------------------------------
REALIZED NET GAIN
         Investment Securities Sold*                                  799,117
         Futures Contracts                                             34,214
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                     833,331
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
         Investment Securities                                     (2,392,552)
         Futures Contracts                                             10,100
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                   (2,382,452)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(1,239,234)
================================================================================
*Dividend   income  and  realized  net  loss  from  affiliated   companies  were
$64,245,000 and $(375,189,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                         WINDSOR II FUND
                                             -----------------------------------
                                                SIX MONTHS               YEAR
                                                     ENDED              ENDED
                                             APR. 30, 2000      OCT. 31, 1999
                                                     (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            309,887            670,002
  Realized Net Gain                                833,331          2,600,015
  Change in Unrealized Appreciation
  (Depreciation)                                (2,382,452)        (1,931,112)
      Net Increase (Decrease) in Net Assets    ---------------------------------
      Resulting from Operations                 (1,239,234)         1,338,905
DISTRIBUTIONS                                  ---------------------------------
  Net Investment Income                           (382,237)          (741,695)
  Realized Capital Gain                         (2,514,943)        (2,559,664)
                                               ---------------------------------
      Total Distributions                       (2,897,180)        (3,301,359)
CAPITAL SHARE TRANSACTIONS1                    ---------------------------------
  Issued                                         1,784,950         6,123,676
  Issued in Lieu of Cash Distributions           2,759,404         3,148,067
  Redeemed                                      (8,011,369)       (6,407,121)
      Net Increase (Decrease) from             ---------------------------------
      Capital Share Transactions                (3,467,015)         2,864,622
--------------------------------------------------------------------------------
      Total Increase (Decrease)                 (7,603,429)           902,168
--------------------------------------------------------------------------------
NET ASSETS
      Beginning of Period                       30,540,829         29,638,661
                                               ---------------------------------
      End of Period                            $22,937,400        $30,540,829
================================================================================
1Shares Issued (Redeemed)
  Issued                                            72,334            198,010
  Issued in Lieu of Cash Distributions             110,731            109,009
  Redeemed                                        (322,962)          (209,049)
      Net Increase (Decrease) in Shares        ---------------------------------
      Outstanding                                 (139,897)            97,970
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------
                                                                            WINDSOR II FUND
                                                                        YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                   SIX MONTHS ENDED  -------------------------------------------
THROUGHOUT EACH PERIOD                      APRIL 30, 2000    1999     1998     1997     1996     1995
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $29.03  $31.07   $29.36   $24.04   $20.06   $17.33
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                              .34     .64      .65      .64      .62      .58
    Net Realized and Unrealized Gain (Loss)
             on Investments                          (1.34)    .73     3.91     6.47     4.63     3.17
                                           ------------------------------------------------------------
             Total from Investment Operations        (1.00)   1.37     4.56     7.11     5.25     3.75
DISTRIBUTIONS                              ------------------------------------------------------------
    Dividends from Net Investment Income              (.38)   (.74)    (.66)    (.63)    (.58)    (.55)
    Distributions from Realized Capital Gains        (2.50)  (2.67)   (2.19)   (1.16)    (.69)    (.47)
                                           ------------------------------------------------------------
             Total Distributions                     (2.88)  (3.41)   (2.85)   (1.79)   (1.27)   (1.02)
NET ASSET VALUE, END OF PERIOD                      $25.15  $29.03   $31.07   $29.36   $24.04   $20.06
=======================================================================================================
TOTAL RETURN                                        -3.35%   4.57%   16.51%   31.27%   27.17%   23.08%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)           $22,937 $30,541  $29,639  $22,568  $14,758  $10,272
    Ratio of Total Expenses to
             Average Net Assets                     0.37%*   0.37%    0.41%    0.37%    0.39%    0.40%
    Ratio of Net Investment Income to
             Average Net Assets                     2.43%*   2.08%    2.16%    2.49%    2.92%    3.27%
    Portfolio Turnover Rate                           23%*     26%      31%      30%      32%      30%
=======================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
         1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
         2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
         3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
         4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
         Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
         5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
         6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, Inc.; and Tukman Capital Management, Inc., provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for Barrow, Hanley, Mewhinney & Strauss, Inc., are subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index; such fees for Equinox Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index; such fees for Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance relative to the S&P 500 Index.

         The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $238,000 for the six months endedApril 30, 2000.
         For the six months ended April 30, 2000, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of average net assets before a decrease of $3,231,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2000, the fund had contributed capital of $4,409,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.4% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2000, these arrangements reduced the fund's expenses by $2,184,000 (an annual rate of 0.02% of average net assets).

E. During the six months ended April 30, 2000, the fund purchased $2,769,793,000 of investment securities and sold $8,118,147,000 of investment securities, other than temporary cash investments.

F. At April 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $3,015,938,000, consisting of unrealized gains of $6,165,368,000 on securities that had risen in value since their purchase and $3,149,430,000 in unrealized losses on securities that had fallen in value since their purchase.
         At April 30, 2000, the aggregate settlement value of open futures contracts expiring in June 2000 and the related unrealized appreciation (depreciation) were:
--------------------------------------------------------------------------------
                                                          (000)
                                        ----------------------------------------
                                              Aggregate         Unrealized
                            Number of         Settlement       Appreciation
Futures Contracts        Long Contracts         Value         (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index                2,828           $1,032,220          $29,665
S&P MidCap 400 Index           289               69,757             (471)
--------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at April 30, 2000, was $8,794,000 for which the fund held cash collateral of $9,525,000. Cash collateral received is invested in repurchase agreements.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock Index Fund Energy Fund
Equity Income Fund
European Stock Index Fund Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund Institutional Index Fund*
International Growth Fund
International Value Fund Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index
Fund Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds(California, Florida, Massachusetts, New Jersey,
    New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds (California, New Jersey, New York,
    Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box
                       2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL * (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON * Legal Department.

ROBERT A. DISTEFANO * Information Technology.

JAMES H. GATELY * Individual Investor Group.

KATHLEEN C. GUBANICH * Human Resources.

IAN A. MACKINNON * Fixed Income Group.

F. WILLIAM MCNABB, III * Institutional Investor Group.

MICHAEL S. MILLER * Planning and Development.

RALPH K. PACKARD * Chief Financial Officer.

GEORGE U. SAUTER * Quantitative Equity Group.

[SHIP LOGO]
[THE VANGUARD GROUP (R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.

Q732-062000
(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.